SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Pioneer Diversified High Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DATED February 10, 2025

Pioneer Diversified High Income Fund, Inc.

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”) and Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital, “Saba,” “we,” “us” or the “Participants”), in connection with the solicitation of proxies from the shareholders of Pioneer Diversified High Income Fund, Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

Amundi Asset Management S.A.S. (“Amundi”), the parent of Amundi Asset Management US, Inc., the Fund’s current investment advisor (“Amundi Management”), announced on July 9, 2024 that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to, among other things, combine Amundi Holdings US, Inc., a wholly owned subsidiary of Amundi, with Victory Capital (the “Transaction”).

In connection therewith, the Fund’s shareholders will be asked to approve a new investment advisory agreement between the Fund and Victory Capital Management Inc., an affiliate of Victory Capital (the “New Investment Advisory Agreement”), at the upcoming special meeting of shareholders.

Saba opposes the New Investment Advisory Agreement because Saba believes shareholders of the Fund should be given the opportunity to exit the Fund at net asset value (“NAV”), for example by the Fund agreeing to buy back their shares at NAV. Saba urges all shareholders who want the option to exit the Fund at NAV to express this desire by voting to oppose the New Investment Advisory Agreement. The Fund currently does not provide shareholders with any such option.

We are therefore seeking your support at the upcoming special meeting of shareholders of the Fund, scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on March 26, 2025, at 11:00 a.m. (Eastern Time), including any adjournments, postponements, continuations or rescheduling thereof (the “Special Meeting”).

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about February 10, 2025.

Saba is seeking your support at the Special Meeting with respect to the following proposal (the “Proposal”) and to consider and act upon any other business that may properly come before the Special Meeting.

Proposal	Our Recommendation

To approve a new investment advisory agreement with Victory Capital Management Inc.	AGAINST
To transact such other business as may properly come before the Special Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in opposition to the Proposal. We strongly oppose the Proposal and urge shareholders to vote “AGAINST” the Proposal.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”) as February 4, 2025. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)), in the aggregate, 1,000 shares of common stock of the Fund (“Shares”). There were 8,334,759 Shares outstanding as of the Record Date according to the Fund’s proxy statement for the Special Meeting (the “Fund’s Proxy Statement”).

We urge you to sign, date and return the GOLD proxy card “AGAINST” the Proposal. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “AGAINST” the Proposal.

The approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the Investment Company Act of 1940, as amended (the “40 Act”) to be the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) 67% or more of the Shares of the Fund present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding Shares of the Fund are present at the Special Meeting in person or by proxy.

Saba intends to deliver this Proxy Statement and the accompanying form of GOLD proxy card to holders of at least the percentage of the Fund’s voting Shares required under applicable law to oppose the Proposal at the Special Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in opposition to the Proposal. This proxy solicitation is being made by Saba and not on behalf of the Board of Directors of the Fund (the “Board”) or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Special Meeting other than as described herein. Should other matters be brought before the Special Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Special Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

REASONS FOR THIS PROXY SOLICITATION

Saba opposes the New Investment Advisory Agreement because Saba believes shareholders of the Fund should be given the opportunity to exit the Fund at NAV, for example by the Fund agreeing to buy back their shares at NAV. Saba urges all shareholders who want the option to exit the Fund at NAV to express this desire by voting to oppose the New Investment Advisory Agreement. The Fund currently does not provide shareholders with any such option.

PROPOSAL: APPROVAL OF THE NEW investment advisory agreement

Amundi announced on July 9, 2024 that it had entered into a definitive agreement with Victory Capital to, among other things, combine Amundi Holdings US, Inc., a wholly owned subsidiary of Amundi, with Victory Capital.

In connection therewith, the Fund’s shareholders will be asked to approve the New Investment Advisory Agreement, at the upcoming special meeting of shareholders.

Saba opposes the New Investment Advisory Agreement because Saba believes shareholders of the Fund should be given the opportunity to exit the Fund at NAV, for example by the Fund agreeing to buy back their shares at NAV. Saba urges all shareholders who want the option to exit the Fund at NAV to express this desire by voting “AGAINST” the New Investment Advisory Agreement. The Fund currently does not provide shareholders with any such option.

The Participants intend to vote all of their Shares “AGAINST” the Proposal.

Vote Required. The approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the 40 Act to be the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) 67% or more of the Shares of the Fund present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding Shares of the Fund are present at the meeting in person or by proxy. Abstentions will have the same effect as votes “against” the Proposal.

We Recommend a Vote AGAINST the Proposal on the GOLD proxy card.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Who is entitled to vote?

Only holders of Shares at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Shareholders who sold their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Special Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my Shares?

Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all Shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote AGAINST the Proposal. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares represented by properly executed GOLD proxy cards will be voted at the Special Meeting as marked and, in the absence of markings or other specific instructions, “AGAINST” the Proposal.

How should I vote on the Proposal?

We recommend that you vote your Shares on the GOLD proxy card as follows:

“AGAINST” the Proposal to approve the New Advisory Agreement.

How many Shares must be present to hold the Special Meeting?

According to the Fund’s Proxy Statement, the presence in person or by proxy of holders of Shares entitled to cast a majority of the votes entitled to be cast at the Special Meeting by holders of stock of the Fund shall constitute a quorum for the transaction of business at the Special Meeting. Abstentions are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Special Meeting, please see the Fund’s Proxy Statement.

What vote is needed to approve the Proposal?

Approval of the New Investment Advisory Agreement. The approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the 40 Act to be the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) 67% or more of the Shares of the Fund present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding Shares of the Fund are present at the meeting in person or by proxy. Abstentions will have the same effect as votes “against” the Proposal.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting on the Fund’s proxy card is not the same as voting on our GOLD proxy card because a vote on the Fund’s proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Special Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Special Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning the Fund’s proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund at 60 State Street, Boston, Massachusetts 02109; or
•	attending the Special Meeting and voting by ballot in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

If your Shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Special Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Special Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your Shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your Shares. If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this proxy solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in opposition of the Proposal. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies in connection with this Proxy Statement is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $70,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $40,000. Saba does not intend to seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials. For additional information in connection with the Fund's general householding policies, please refer to the Fund's Proxy Statement.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement. Such disclosure may include information regarding securities of the Fund beneficially owned by the Fund’s directors, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s directors; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the Fund’s next annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The Edgar file number for the Fund is 811-22014.

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein

February 10, 2025

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 1,000 Shares in the aggregate. Of the 1,000 Shares owned in the aggregate by the Participants, such Shares may be deemed to be beneficially owned as follows: (a) 1,000 Shares may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 1,000 Shares may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Unless otherwise noted as Shares held in record name by the Saba Entities, the Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xi) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiii) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xiv) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xv) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons and Item 405 with respect to beneficial ownership and required filings.

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities

Date	Side	Shares
04/11/2023	Buy	7,359
05/10/2023	Buy	27,166
05/22/2023	Buy	6,865
05/26/2023	Buy	16,314
07/19/2023	Buy	1,400
07/21/2023	Buy	22,876
07/24/2023	Buy	19,759
07/25/2023	Buy	3,014
07/26/2023	Buy	8,325
07/27/2023	Buy	13,404
07/28/2023	Buy	3,172
10/23/2023	Sell	(15,386)
10/24/2023	Sell	(5,043)
11/06/2023	Sell	(929)
11/07/2023	Sell	(4,449)
11/09/2023	Sell	(4,444)
11/13/2023	Sell	(22,363)
11/14/2023	Sell	(2,342)
11/16/2023	Sell	(245)
11/17/2023	Sell	(7,097)
11/20/2023	Sell	(12,025)
11/21/2023	Sell	(6,960)
11/22/2023	Sell	(7,900)
11/24/2023	Sell	(23,219)
11/28/2023	Sell	(5,165)
11/29/2023	Sell	(961)
11/30/2023	Sell	(11,386)
01/30/2025	Buy	1,000
10/21/2022	Buy	260
04/11/2023	Buy	7,359
05/10/2023	Buy	27,166
05/22/2023	Buy	6,865
05/26/2023	Buy	16,314
07/19/2023	Buy	1,400
07/21/2023	Buy	22,876
07/24/2023	Buy	19,759
07/25/2023	Buy	3,014
07/26/2023	Buy	8,325
07/27/2023	Buy	13,404
07/28/2023	Buy	3,172
10/23/2023	Sell	(15,386)
10/24/2023	Sell	(5,043)
11/06/2023	Sell	(929)
11/07/2023	Sell	(4,449)
11/09/2023	Sell	(4,444)
11/13/2023	Sell	(22,363)
11/14/2023	Sell	(2,342)
11/16/2023	Sell	(245)
11/17/2023	Sell	(7,097)
11/20/2023	Sell	(12,025)
11/21/2023	Sell	(6,960)
11/22/2023	Sell	(7,900)
11/24/2023	Sell	(23,219)
11/28/2023	Sell	(5,165)
11/29/2023	Sell	(961)
11/30/2023	Sell	(11,386)
01/30/2025	Buy	1,000

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own. Please give us your vote “AGAINST” the Proposal by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your Shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “AGAINST” the Proposal.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Special Meeting by delivering a written notice of revocation or a later dated proxy for the Special Meeting to the secretary of the Fund or by voting in person at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your Shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

Form of GOLD Proxy Card

Pioneer Diversified High Income Fund, Inc.

Proxy Card for the Special Meeting of Shareholders (the “Special Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. AND Boaz R. Weinstein

THE BOARD OF DIRECTORS (THE “BOARD”) OF PIONEER DIVERSIFIED HIGH INCOME FUND, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of Pioneer Diversified High Income Fund, Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Special Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements thereof).

With respect to the Proposal, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “AGAINST” the Proposal. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “■“ IN BLACK OR BLUE INK

We recommend that you vote “AGAINST” the Proposal:

To approve a new investment advisory agreement with Victory Capital Management Inc.

FOR	ABSTAIN*	AGAINST
❑	❑	❑

*Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against the Proposal.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.